UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 13, 2026

MidWestOne Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Commission file number 001-35968

Iowa	42-1206172
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)
102 South Clinton Street
Iowa City, Iowa 52240
(Address of principal executive offices, including zip code)
(319) 356-5800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value	MOFG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.    Completion of Acquisition or Disposition of Assets.
Effective February 13, 2026, MidWestOne Financial Group, Inc. (“MidWestOne”) completed its previously announced merger (the “Merger”) with Nicolet Bankshares, Inc. (“Nicolet”) pursuant to the terms of the Agreement and Plan of Merger, dated October 23, 2025, by and between MidWestOne and Nicolet (the “Merger Agreement”). At closing, MidWestOne merged with and into Nicolet, with Nicolet surviving the Merger. Immediately following the Merger, pursuant to the terms of the Merger Agreement and a Plan of Merger by and between MidWestOne’s wholly owned bank subsidiary, MidWestOne Bank, and Nicolet’s wholly owned bank subsidiary, Nicolet National Bank, MidWestOne Bank merged with and into Nicolet National Bank (the “Bank Merger”), with Nicolet National Bank surviving the Bank Merger.

Pursuant to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of MidWestOne common stock issued and outstanding immediately prior to the Effective Time was converted into the right to receive 0.3175 shares of Nicolet common stock (the “Merger Consideration”).

The foregoing summary of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the Merger, MidWestOne no longer fulfills the listing requirements of the Nasdaq Stock Market (“NASDAQ”). MidWestOne notified NASDAQ that trading in MidWestOne common stock should be suspended and the listing of MidWestOne common stock should be removed, in each case effective as of the Effective Time, and requested that NASDAQ file with the U.S. Securities and Exchange Commission (the “SEC”) a notification of removal from listing and registration of MidWestOne common stock on Form 25 to effect the delisting of all shares of MidWestOne common stock from NASDAQ and the deregistration of such MidWestOne common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Nicolet, as successor to MidWestOne, intends to file with the SEC a certification on Form 15 requesting the termination of the registration of the MidWestOne common stock under Section 12(g) of the Exchange Act and the suspension of MidWestOne’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.
Item 3.03.    Material Modification to Rights of Security Holders.
At the Effective Time, each holder of shares of MidWestOne common stock issued and outstanding immediately prior to the Effective Time ceased to have any rights as a stockholder of MidWestOne, except the right to receive the Merger Consideration in accordance with the Merger Agreement and subject to the terms and conditions set forth in the Merger Agreement.

The information set forth under Items 2.01, 3.01, 5.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.
Item 5.01.    Changes in Control of Registrant.
On February 13, 2026, MidWestOne was merged with and into Nicolet pursuant to the Merger Agreement, with Nicolet continuing as the surviving corporation.

The information set forth under Items 2.01, 3.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the Effective Time, and in accordance with the terms of the Merger Agreement, MidWestOne’s directors and executive officers ceased serving as directors and executive officers of MidWestOne. Additionally, at the Effective Time, and in accordance with the terms of the Merger Agreement, the Nicolet Board of Directors was set at twelve members, consisting of eight individuals selected by Nicolet from the directors of Nicolet immediately prior to the Effective Time, and four individuals selected by Nicolet from the directors of MidWestOne immediately prior to the Effective Time. The eight Nicolet directors selected are as follows: Michael E. Daniels, Robert B. Atwell, John N. Dykema, Donald J. Long, Jr., Oliver Pierce Smith, Susan L. Merkatoris, Glen E. Tellock, and Robert J. Weyers. The four former directors of MidWestOne selected are as follows: Tracy S. McCormick, Carl J. Chaney, Janet E. Godwin, and Matthew J. Hayek.

Ms. McCormick, Mr. Chaney, Ms. Godwin, and Mr. Hayek were not selected as directors of Nicolet pursuant to any other arrangement or understanding with any other persons. Ms. McCormick is expected to serve on Nicolet’s Audit Committee and Nicolet’s Nominating and Corporate Governance Committee, Mr. Chaney is expected to serve on Nicolet’s Nominating and Corporate Governance Committee, and Ms. Godwin is expected to serve on Nicolet’s Audit Committee. Each of the new directors will receive compensation consistent with other non-employee directors, as described in Nicolet’s Proxy Statement.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.
Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As a result of the Merger, at the Effective Time, MidWestOne ceased to exist, and the Amended and Restated Articles of Incorporation and the Third Amended and Restated Bylaws, as amended, of MidWestOne ceased to be in effect by operation of law. The Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws of Nicolet, as in effect immediately prior to the Effective Time, remain in effect as the certificate of incorporation and the bylaws of the surviving entity of the Merger, consistent with the terms of the Merger Agreement. Copies of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws of Nicolet are filed as Exhibits 23.1 and 23.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

2.1
Agreement and Plan of Merger by and between Nicolet Bankshares, Inc. and MidWestOne Financial Group, Inc. (incorporated by reference to the Current Report on Form 8-K filed by MidWestOne on October 23, 2025).

23.1	Amended and Restated Certificate of Incorporation of Nicolet Bankshares, Inc. (incorporated herein by reference to Exhibit 3.1 to the Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (File No. 333-90052) filed with the SEC on March 12, 2014).
23.2	Amended and Restated Bylaws of Nicolet Bankshares, Inc. (incorporated herein by reference to Exhibit 3.1 to the Current Report on Form 8-K (File No. 001-37700) filed with the SEC on March 25, 2020).
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NICOLET BANKSHARES, INC.
As successor by merger to MidWestOne Financial Group, Inc.
Dated:	February 19, 2026	By:	/s/ H. Phillip Moore, Jr.
H. Phillip Moore, Jr.
Chief Financial Officer